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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

 Each director and officer of Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), whose signature appears below hereby appoints Mike Brooks and Curtis A. Loveland, or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2000, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have executed this Power of Attorney, in counterparts if necessary, effective as of March 7, 2001.

DIRECTORS/OFFICERS:

        Signature                                           Title
        ---------                                           -----

     /s/ Mike Brooks               Chairman, Chief Executive Officer,
-------------------------------    President and a Director (Principal Executive
         Mike Brooks               Officer)

     /s/ David Fraedrich           Executive Vice President, Chief Financial
-------------------------------    Officer, Treasurer and a Director (Principal
         David Fraedrich           Financial and Principal Accounting Officer)


     /s/ Curtis A. Loveland        Secretary and a Director
-------------------------------
         Curtis A. Loveland

     /s/ Stanley I. Kravetz
-------------------------------    Director
         Stanley I. Kravetz

     /s/ Robert D. Rockey
-------------------------------    Director
         Robert D. Rockey


     /s/ Leonard L. Brown          Director
-------------------------------
         Leonard L. Brown

     /s/ Glenn E. Corlett          Director
-------------------------------
         Glenn E. Corlett

     /s/ James L. Stewart          Director
-------------------------------
         James L. Stewart